THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       SWAP & SHOP.NET CORP.
FORM TYPE:     10SB12G              NUMBER OF DOCUMENTS: 10
RECEIVED DATE: 07-Jul-2005 16:17    ACCEPTED DATE:       07-Jul-2005 16:18
FILING DATE:   07-Jul-2005 16:17
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321510-05-000001

FILE NUMBER(S):
   1. 000-51421

THE PASSWORD FOR LOGIN CIK 0001321510 WILL EXPIRE 23-Mar-2006 15:08.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321510
      COMPANY:    SWAP & SHOP.NET CORP.
      FORM TYPE:  10SB12G
      FILE NUMBER(S):
         1. 000-51421